UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

☒ Filed by the Registrant	☐ Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under to § 240.14a‑12

Assembly Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6 and 0-11

Your Vote Counts! assemblybio ASSEMBLY BIOSCIENCES, INC. 331 OYSTER POINT BLVD., FOURTH FLOOR SOUTH SAN FRANCISCO, CA 94080 ASSEMBLY BIOSCIENCES, INC. 2023 Annual Meeting Vote by May 24, 2023 11:59 PM ET. For shares held in a Plan, vote by May 22, 2023 11:59 PM ET V05619-P87721 You invested in ASSEMBLY BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2023. Vote Virtually at the Meeting* May 25, 2023 8:00 A.M. PDT Virtually at: www.virtualshareholdermeeting.com/ASMB2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # Get informed before you vote View the Notice of Assembly Biosciences, Inc.’s 2023 Annual Meeting of Stockholders and Proxy Statement and Annual Report for the fiscal year ended December 31, 2022 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1c. Gina Consylman 1a. William R. Ringo, Jr. 1b. Anthony E. Altig 1d. Sir Michael Houghton, Ph.D. 1e. Lisa R. Johnson-Pratt, M.D. 1f. Susan Mahony, Ph.D. 1g. John G. McHutchison, A.O., M.D. 1h. Jason A. Okazaki 2. Approval, on a non-binding advisory basis, of our named executive officers’ compensation. 3. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 4. Approval of an amendment to our 2018 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares. NOTE: Your proxy holder will also vote in their discretion upon such other matters that may properly come before the meeting and any adjournment or postponement thereof. For For For For For For For For For For For For 5. Approval of an amendment and restatement of our Sixth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 150,000,000 to 225,000,000. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V05620-P87721